UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2004


                                 Polypore, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                             57-1006871
           --------                                             ----------
       (State or other                                         (IRS Employer
jurisdiction of incorporation)                               Identification No.)



                  13800 South Lakes Drive, Charlotte, NC 28273
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (704) 587-8409
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On December 17, 2004, Polypore, Inc. issued a press release announcing the successful completion of its previously announced offer to exchange (the "Exchange Offer") an aggregate principal amount of up to $225,000,000 newly issued 8 3/4% Senior Subordinated Dollar Notes due 2012, which are registered under the Securities Act of 1933, as amended (the "Securities Act"), for like principal amount of its issued and outstanding privately placed 8 3/4% Senior Subordinated Dollar Notes due 2012, and an aggregate principal amount of up to
(euro)150,000,000 newly issued 8 3/4% Senior Subordinated Euro Notes due 2012, which are registered under the Securities Act, for a like principal amount of its issued and outstanding privately placed 8 3/4% Senior Subordinated Euro Notes due 2012. The Exchange Offer expired by its terms at 5:00 p.m. (EST) on December 13, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

          None

     (b) Pro forma financial information.

          None

     (c) Exhibits.

          99.1 Press Release, dated December 17, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POLYPORE, INC.

                                        By /s/ Frank Nasisi
                                           ------------------------------
                                           Frank Nasisi
                                           President and Chief Executive Officer


Date: December 17, 2004

                                  EXHIBIT INDEX


Exhibit:
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99.1     Press Release, dated December 17, 2004.